UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

December 1, 2015

(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-13515 (Commission File Number)	25-0484900 (I.R.S. Employer Identification No.)

1415 Louisiana, Suite 1600

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(832) 242-9600

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2015, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the implementation of the Performance Award Program (the “PAP”) of Sabine Oil & Gas Corporation (the “Company”). The PAP provides performance-based cash payments to nine key executives of the Company (the “Key Executives”), based on the achievement of specified performance goals during the Company’s Chapter 11 restructuring process. Included in the group of Key Executives are David Sambrooks, President and Chief Executive Officer; Todd Levesque, Executive Vice President and Chief Operating Officer; Cheryl Levesque, Senior Vice President, Asset Development and Michael D. Magilton, Jr., Senior Vice President and Chief Financial Officer, as well as five additional officers.

Under the PAP, the Key Executives will receive performance-based cash payments based upon the Company meeting targets of five performance metrics.  The five performance metrics are: total production, EBITDA, operating expenses, capital expenditures and capital efficiency. Threshold and maximum payout levels are set at 50% and 150% of the target for each metric; provided that, for Mr. Sambrooks, such threshold levels are set at 25% of the target for each metric. Performance will be measured semi-annually, with measurement period end dates of December 31, 2015 and June 30, 2016.  For the measurement period ending June 30, 2016, certain adjustment factors will be applied to reduce the amounts earned by certain of the Key Executives if certain bankruptcy milestones (including filing and securing approval for a disclosure statement and commencing a confirmation hearing) are not achieved during the period.  The total estimated costs for the PAP are $2.4 million at threshold, $6.0 million at target and $9.0 million at maximum performance.

The PAP terminates at the earlier of June 30, 2016 or the effective date of a Chapter 11 plan of reorganization. If the restructuring process continues beyond June 30, 2016, Bankruptcy Court approval would be necessary to extend the existing program for the expected duration of the case.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 7, 2015	SABINE OIL & GAS CORPORATION

	By:	/s/ Michael D. Magilton, Jr.
	Name:	Michael D. Magilton, Jr.
	Title:	Senior Vice President and Chief Financial Officer